                                                                    Exhibit 10.1

                              EMPLOYMENT AGREEMENT

      EMPLOYMENT  AGREEMENT,  effective  this  20th day of March,  2007,  by and between The LGL Group,  Inc., an Indiana  corporation  (the "Company") and Steve
Pegg (the "Employee").

                                   WITNESSETH:

      WHEREAS, the parties hereto desire to enter into this Employment Agreement to  define  and set forth the terms  and  conditions  of the  employment  of the
Employee by the Company;

      NOW,  THEREFORE,  in  consideration of the mutual covenants and agreements set forth  below,  it is hereby  covenanted  and agreed by the  Company  and the
Employee as follows:

1.    POSITION: EMPLOYMENT PERIOD.

      The Company  hereby employs the Employee as its Chief  Financial  Officer, and the  Employee  hereby  agrees  to serve  in such  capacity,  for the  period beginning  March 20, 2007 and ending on the date that the Employee's  employment is terminated in accordance with Paragraph 9 below (the "Employment Period").

2.    PERFORMANCE OF DUTIES.

      The Employee agrees that during the Employment  Period he shall devote his full business time to the business  affairs of the Company and shall perform his duties  faithfully  and  efficiently  subject to the  direction  of the Board of
Directors and Chief Executive Officer of the Company.  It is understood that the employee will relocate,  at the Company's  expense,  to Orlando and will conduct business from the MtronPTI office in Orlando, FL.

3.    COMPENSATION.

      Subject to the following provisions of this Employment  Agreement,  during the Employment  Period,  the Employee  shall be compensated  for his services as follows:

      (a) He shall receive an annual  salary,  payable in bi-weekly in an amount which shall  initially be $175,000 per annum,  subject to such  increases as may from time to time be determined by the Chief Executive Officer and. Compensation
Committee of the Company;

      (b) He shall receive a one-time grant of 10,000 shares of restricted stock after  execution of this Employment  Agreement.  Such shares shall be subject to the following vesting schedule: 5,000 shares on March 20, 2008 and an additional
1,250 shares on each of June 20, 2008, September 20, 2008, December 20, 2008 and
March 20, 2009.

      (c)  He  shall  participate  in  the  new  Company   Executive   Incentive
Compensation Plan, which will be completed by April 30, 2007.

      The  Employee  shall  be  entitled  to such  other  perquisites  as may be customarily  granted by the Company to employees  of similar rank and  position.
The Employee is entitled to at least three weeks paid vacation per annum,

4.    DISABILITY

      Subject to the provisions of Paragraph 9, if the Employee's  employment is terminated  during the Employment Period by reason of his Disability (as defined below),  the Employee shall continue to receive an annual salary and benefits in accordance  with  Paragraph  3(a) for the 180-day period after the occurrence of
such  Disability.   For  purposes  of  this  Employment   Agreement,   the  term
"Disability"  means a physical or mental  disability  which renders the Employee incapable of  performing  his duties under this  Employment  Agreement and which disability  has existed for at least one month,  as determined by an independent physician  selected  by the Company  and agreed to by the  Employee.  Any salary payments to the Employee shall be reduced by the amount of any benefits paid for the same period of time under the Company's disability insurance programs.

5.    COMPETING BUSINESSES.

      During the period of his employment under this Employment  Agreement,  the
Employee shall not be employed by or otherwise engage in or be interested in any business in competition  with the Company,  or with any of its  subsidiaries  or affiliates, except that the Employee's investment in any such business shall not be considered a violation of this  Paragraph if the Employee owns less than five percent of the equity thereof.

6.    CONFIDENTIALITY.

      During and. after the Employment  Period, the Employee will not divulge or appropriate  to his own use or to the use of  others,  in  competition  with the
Company,  any secret or confidential  information or knowledge pertaining to the business of the Company,  or of any of its subsidiaries,  obtained by him in any way while he was employed by the Company or by any of its subsidiaries.

7.    RESTRICTIVE COVENANT.

      In the event that the  Employee's  employment is terminated for any reason during the 12-month  period  following such  termination,  the Employee will not directly or indirectly (as a director,  officer,  executive  employee,  manager, consultant,  independent contractor, advisor or otherwise) engage in competition with,  or own any interest in,  perform any services for,  participate  in or be connected with any business or organization that engages in competition with the
Company,  provided,  however, that the provisions of this Section 7 shall not be deemed to prohibit  the  Employee's  ownership  of not more than 5% of the total shares of all classes of stock outstanding of any publicly held company

8.    REMEDIES.

      If at any  time  the  Employee  materially  violates  any of the  terms or covenants  set forth in  Paragraphs 5 and 6, the Company shall have the right to terminate all of its obligations to make further  payments under this Employment
Agreement.  The  Employee  acknowledges  that the Company  would be  irreparably injured by a violation of Paragraphs 5 or 6 and agrees that the Company shall be entitled to an injunction restraining the Employee from any actual or threatened breach of Paragraphs 5 or 6 or to any other appropriate equitable remedy without any bond or other security being required.

9.    AMENDMENT AND TERMINATION.

      This  Agreement  may be amended or cancelled  by either party  without the consent of any other  person  (employment  at will) and, so long as the Employee lives, no person,  other than the parties hereto, shall have any rights under or interest in this Employment Agreement or the subject matter hereof.

10.   NOTICES.

      Any  notice  required  or  permitted  to be given  under  this  Employment
Agreement  shall be sufficient  if in writing and if sent by registered  mail to the Company at its  principal  executive  offices or to the Employee at the last address filed by him in writing with the Company, as the case may be.

11.   NON-ASSIGNMENT.

      The  interests of the Employee  under this  Employment  Agreement  are not subject  to  the  claims  of  his  creditors  and  may  not  be  voluntarily  or involuntarily assigned alienated or encumbered.

12.   SUCCESSORS.

      This  Agreement  shall be binding  upon,  and inure to the benefit of, the
Company and its successors and assigns and upon any person acquiring, whether by merger, consolidation, purchase of assets or otherwise, all or substantially all of the Company's assets and business.

13.   APPLICABLE LAW.

      The  provisions  of  this  Employment  Agreement  shall  be  construed  in accordance with the laws of the State of Florida.

14.   COUNTERPARTS.

      This Employment Agreement may be executed in two or more counterparts, any one of which shall be deemed the original without reference to the others.

      IN WITNESS  WHEREOF,  the  Employee  has  hereunto  set his hand,  and the
Company has caused  these  presents to be executed in its name and on its behalf all effective the day and year first above written.

                                     /s/ Steve Pegg
                                     -------------------------------------------
                                     STEVE PEGG

                                     THE LGL GROUP, INC.

                                     By: /s/ Jeremiah M. Healy
                                         ---------------------------------------
                                         Name:  Jeremiah M. Healy
                                         Title: President and Chief Executive
                                               Officer